Supplement dated September 22, 2023 to the Statutory Prospectus dated May 31, 2023 for the
Pacific Legacy Survivorship VUL contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to update commission rates.  This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at http://www.PacificLife.com. Please retain this supplement for future reference.

Effective May 31, 2023, the below “Distribution Arrangements” section is deleted and replaced.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	105% of premiums paid up to the first target premium
•	2% of premiums paid thereafter

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the sex and Risk Class of the Insured. A Policy’s target premium is generally derived relative to the seven-pay premium at issue. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the seven-pay premium.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from our/their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 45% of premiums paid up to the first target premium, but generally does not exceed 1.5% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Form No. 15-53206-00